                         -----------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         -----------------------------
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
Date of Report (Date of earliest event reported) October 10, 2000 (October 3, 2000)
                                                 ----------------------------------
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                              INETVISIONZ.COM, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

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                                    Delaware
                 (State or other jurisdiction of incorporation)


          000-28845                                        33-0285179
   ------------------------                    ---------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)


19951 Mariner Avenue, Torrance, CA                                       90503
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (310) 921-1999
                                                   ----------------

                                       N/A
                              ---------------------
          (Former name or former address, if changed since last report)


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ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

        On October 3, 2000, Mr. Ramsey Hakim's resignation from his position as a director of the Registrant was accepted by the board of directors of Registrant. The Registrant believes that there was no disagreement by Mr. Hakim with any of the Registrant's operations, policies, or practices. The Board of Registrant has not yet appointed any individual to replace the vacancy left on the Board by Mr. Hakim's resignation. A copy of Mr. Hakim's letter of resignation is included herewith.




                                       2
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 10, 2000                    INETVISIONZ.COM, INC.



                                                /s/ Noreen Khan
                                            ------------------------------------
                                            By:  Noreen Khan
                                            Its:   President, C.E.O., Director

                                 INETVISIONZ.COM



October 3, 2000

To Whom it May Concern:

I, Ramsey Hakim do tender my resignation from the chairmanship and the Board of iNetVisionz.com, effective as of October 1, 2000.

There has been no disagreement with the company on any matter related to company operations, policies or practices.

Sincerely,


/s/ Ramsey Hakim
-----------------------
Ramsey Hakim




                        6033 W. CENTURY BLVD., SUITE 500
                              LOS ANGELES, CA 90045